Exhibit 99.1

Kingswood Acquisition Corp. and Wentworth Management Services LLC Announce Completion of Merger and Launch of Binah Capital Group

With Completion of Transaction, Wentworth Management Services Merges with Kingswood Acquisition Corp. to Create Binah Capital Group

Leading Wealth Management Enterprise with Approximately $23 Billion in AUM and a pro forma enterprise value of $208 million to be Publicly Traded as BCG on NASDAQ

NEW YORK, March 19, 2024 – Kingswood Acquisition Corp. (OTCE: KWAC) ("KWAC"), announced today the successful completion of its merger with Wentworth Management Services LLC (“Wentworth”). Wentworth has merged with KWAC to create Binah Capital Group (“Binah Capital”), a leading independent wealth management enterprise that will become a publicly traded company. The newly launched entity will be listed on the NASDAQ Global Market, trading under the ticker NASDAQ: BCG and the warrants are expected to begin trading under the new ticker symbol “BCGWW” on the Nasdaq Capital Market.

The transaction’s completion enables Wentworth, a broker-dealer aggregator, to go public, with KWAC and Wentworth becoming wholly owned subsidiaries of Binah Capital Group, Inc. The company has a pro forma enterprise value of $208 million, encompasses approximately 1,900 individuals working within the financial services industries, and approximately $23 billion in assets under management.

Wentworth Senior Executives to Serve as Binah Capital’s Leadership Team

Craig Gould, who served as President of Wentworth, has been named CEO of Binah Capital and David Shane has been named CFO. The company’s executive management team, which will report to Mr. Gould and Mr. Shane, is comprised of Wentworth’s C-suite team.

Wentworth’s four broker-dealers, encompassing 535 offices in all 50 states, provides financial advisors with several operating models, including a hybrid open architecture platform, independent registered status and a W2 advisor model.

Through these four firms, which will continue to operate under their existing brands and management as part of Binah Capital, the enterprise offers access to multiple custody and clearing firms to accommodate the widest possible range of financial advisors’ professional needs and support their business growth.

Focus on Growth and Value Creation for Financial Advisors, Clients, Shareholders

Mr. Gould, CEO of Binah Capital said, “We are thrilled to complete our merger with KWAC, enabling Wentworth to reach its full potential under the newly launched Binah Capital entity. Going forward, the seasoned leadership team of Wentworth will continue to pursue our mission of building a best-in-class broker-dealer platform that provides financial advisors across the country with the tools, resources and support they need to reach new levels of growth and success.”

“Under our new corporate structure, which we believe allows us to readily access public capital to fund future growth initiatives and operational enhancements, the company will be well positioned to drive value for the financial advisors we support, their clients and our shareholders,” continued Mr. Gould. “We will also put capital to work to engage in strategic and opportunistic M&A activity that generates significantly greater growth opportunities for our firm and financial advisors.”

KWAC Additional Details

The UK-based KPI Group, an internationally focused investment partnership specializing in both private equity and credit investment strategies, wholly owned, controlled and managed by Gary Wilder, who served as Executive Chairman of KWAC, and Jonathan Massing, was the largest founder partner of KWAC alongside HSQ, an entity advised by Pollen Street Capital, one of the leading specialist private equity investors in the financial and business services market in Europe.

Michael Nessim served as both a founding partner and CEO of KWAC. After the merger and launch are completed, Mr. Nessim and the other members of KWAC will be shareholders of Binah Capital, but will not be part of Binah Capital’s management.

Mr. Nessim will continue to serve as CEO and Managing Partner of Kingswood U.S., a New York-based, national wealth management enterprise comprised of an RIA and broker-dealer platform. Kingswood U.S. is a separate and distinct entity from Kingswood Acquisition Corp., with its own management, business model and financial advisor community. Kingswood U.S. was not part of, or involved in, the KWAC-Wentworth transaction.

David Hudd, former deputy CEO and partner of Hogan Lovells, was also a founder partner of KWAC and acted as its general counsel.

Mr. Gould concluded, “The completion of this transaction represents the culmination of an extensive and complex process that required an incredible degree of expertise, skill and vision to conceive and execute on successfully. On behalf of Binah Capital’s management team, we thank in particular from KWAC, Gary Wilder, Mike Nessim, David Hudd and Jeremy Wilder, and the team from Pollen Street, for their energy, advice, structuring skills and guidance in bringing this complex deal to fruition. We look forward to all that we can achieve as a public company going forward.”

Additional Support and Counsel

Oppenheimer & Co. Inc. served as exclusive financial advisor to Kingswood Acquisition Corp., with SPAC Advisory Partners LLC and Odeon Capital Group LLC serving as capital markets advisors. Shearman and Sterling LLP served as legal advisor to Kingswood Acquisition Corp.

DLA Piper LLP (US) served as legal counsel to Wentworth Management Services LLC.

About Binah Capital Group

Binah Capital Group is a leading independent wealth management enterprise, publicly traded on the NASDAQ under the ticker NASDAQ: BCG. The company was created upon the completion of the merger between Wentworth Management Services LLC and Kingswood Acquisition Corp.

About Wentworth Management Services LLC

Wentworth is a holding company that acquires and manages businesses in the wealth management industry. The company specializes in consolidating independent broker-dealers to capture economies of scale needed to service financial advisors in today's technology-enabled regulatory environment. Wentworth's core philosophy focuses on building long-term, productive relationships with its advisor base. The firm also includes a dealer manager business, investment banking division and a wholesale distribution division.

About Kingswood Acquisition Corp.

Kingswood Acquisition Corp. ("KWAC") is a blank check company incorporated under the laws of the State of Delaware on July 27, 2020, for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding our ability to access public capital to fund future growth initiatives and operational enhancements, our ability to engage in strategic and opportunistic M&A activity that generates significantly greater growth opportunities, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Registration Statement on Form S-4 and any subsequent periodic reports. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Media Contacts

Donald Cutler or Joseph Kuo

Haven Tower Group

424 317 4864 or 424 317 4851

dcutler@haventower.com or jkuo@haventower.com